Income Taxes	9 Months Ended
Sep. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes
Income taxes
On the Effective Date, upon consummation of the Plan, the Successor became a C Corporation subject to federal and state income taxes. Prior to the consummation of the Plan, the Predecessor was a limited liability company treated as a disregarded entity for federal and state income tax purposes, with the exception of the state of Texas. Limited liability companies are subject to Texas margin tax. As such, with the exception of the state of Texas, the Predecessor did not directly pay federal and state income taxes and recognition was not given to federal and state income taxes for the operations of the Predecessor.
On December 22, 2017, the U.S. enacted the Tax Cuts and Jobs Act (the "Act") which made significant changes to the Internal Revenue Code of 1986, including lowering the maximum federal corporate income tax rate from 35% to 21%, repealing the corporate alternative minimum tax (“AMT”), and imposing limitations on the use of net operating losses arising in taxable years beginning after December 31, 2017. Although most of the provisions of the Act are not effective until tax years ending after December 31, 2017, the effects of new legislation are recognized upon enactment in accordance with GAAP. As a result, recognition of the tax effects of the Act is required in the consolidated financial statements for the fiscal year ended December 31, 2017.
The FASB and Securities and Exchange Commission (“SEC”) issued guidance on accounting for the tax effects of the Act. A company must reflect the income tax effects of those aspects of the Act for which the accounting is complete. To the extent that a company’s accounting for certain income tax effects of the Act is incomplete but it is able to determine a reasonable estimate, it must record a provisional estimate in the financial statements. If a company cannot determine a provisional estimate to be included in the financial statements, it should continue to apply the applicable accounting on the basis of the provisions of the tax laws that were in effect immediately before the enactment of the Act. Accordingly, a measurement period may not extend beyond one year from the Act enactment date is allowed for companies to complete the relevant accounting analysis.
The Act reduces the corporate tax rate to 21%, effective January 1, 2018. We have recorded a provisional decrease in our net deferred tax asset before valuation allowance of $2.7 million, with a corresponding net adjustment to deferred income tax expense for the ten months ended December 31, 2017.
We must assess whether our valuation allowance analysis is affected by the Act. As discussed herein, our accounting for the valuation allowance required as a result of the Act is incomplete. However, we have recognized a $1.9 million provisional increase in the valuation allowance as a result of the Act.
Income tax expense (benefit) consisted of the following:

	Berry Corp. (Successor)	Berry LLC (Predecessor)
	Ten Months Ended December 31, 2017	Two Months Ended February 28, 2017	Year Ended December 31, 2016
		(in thousands)
Current taxes:
Federal	$465	$—	$—
State	450	221	127
	915	221	127
Deferred taxes:
Federal	1,888	—	—
State	—	9	(11)
	$2,803	$230	$116

The federal current income tax expense relates to federal AMT liability.
A reconciliation of the federal statutory tax rate to the effective tax rate is as follows:

	Berry Corp. (Successor)	Berry LLC (Predecessor)
	Ten Months Ended December 31, 2017	Two Months Ended February 28, 2017	Year Ended December 31, 2016
Federal statutory rate	35.0%	35.0%	35.0%
State, net of federal tax benefit	7.2%	—%	—%
Effect of permanent differences	(0.40)%	—%	—%
Tax reform—rate change(1)	(14.70)%	—%	—%
Income excluded from nontaxable entities	—%	(35.00)%	(35.00)%
Change in valuation allowance	(42.40)%	—%	—%
Effective tax rate	(15.30)%	—%	—%
__________

(1)	Includes the tax rate deduction. The impact of the rate change is fully offset in the Change in valuation allowance above.

Significant components of the deferred tax assets and liabilities are as follows:

	Berry Corp. (Successor)	Berry LLC (Predecessor)
	December 31, 2017	December 31, 2016
	(in thousands)
Deferred tax assets:
Net operating loss carryforwards	$1,556	$—
Accruals	2,144	—
Asset retirement obligations	27,064	—
Derivative instruments	18,982	—
Tax credits	528	—
Other	867	—
Subtotal	51,141	—
Valuation allowance	(7,748)	—
Total	43,393	—
Deferred tax liabilities:
Book tax differences in property basis	(45,281)	—
Total	(45,281)	—
Net deferred tax liability	$(1,888)	$—

We assessed the available positive and negative evidence to estimate whether sufficient future taxable income will be generated to permit use of the existing deferred tax assets. A significant piece of objective negative evidence evaluated was the cumulative loss incurred in 2017 since the Effective Date. In the absence of other objectively verifiable evidence, including the reversal of existing federal and state temporary differences, such objective evidence limits the ability to consider other subjective evidence, such as our projections for future growth.
Under the Act, the net operating losses generated in years beginning after December 31, 2017 may only be carried forward and may only be used to offset up to 80% of taxable income. We considered this in our scheduling of the reversal of existing temporary differences, including deferred tax assets that are expected to generate future net operating losses subject to this limitation. Based on our evaluation, as of December 31, 2017, we recognized a valuation allowance of $7.7 million against our net deferred tax assets of $5.9 million. The amount of the deferred tax asset considered realizable, however, could be adjusted if estimates of future taxable income during the carryforward period are reduced or increased or if objective negative evidence in the form of cumulative losses is no longer present and additional weight is given to subjective evidence such as our projections for growth.
As of December 31, 2017, the Company had net operating loss (“NOL”) carryforwards for federal income tax reporting purposes of $7.4 million. This NOL carryforward balance is subject to the 20-year carryforward period and will expire in 2037.
We had $528,000 of AMT credit carryforwards as of December 31, 2017, which are refundable over a four year period beginning in tax year 2018 as a result of the Act. The AMT credit carryforward is being recognized as a deferred tax asset on our consolidated balance sheet rather than as a long-term receivable.
We had no material uncertain tax positions at December 31, 2017. We do not believe that it is reasonably possible that the total unrecognized benefits will significantly increase within the next 12 months.
We are subject to taxation in the United States and various state jurisdictions. We are not currently under audit by any federal or state taxing authority. The 2017 federal and state tax returns remain open to examination under the respective statute of limitations.
Income Taxes
Prior to the Effective Date, Berry LLC was a limited liability company treated as a disregarded entity for federal and state income tax purposes, with the exception of the state of Texas. Limited liability companies are subject to Texas margin tax. As such, with the exception of the state of Texas, Berry LLC was not a taxable entity, it did not directly pay federal and state income taxes and recognition was not given to federal and state income taxes for the operations of Berry LLC. Upon emergence from bankruptcy, Berry Corp. acquired the assets of Berry LLC in a taxable asset acquisition as part of the restructuring. Consequently, we are now taxed as a corporation and have no net operating loss carryforwards for the periods prior to February 28, 2017.
On December 22, 2017, the U.S. Tax Cuts and Jobs Act (the “Act”) made significant changes to the Internal Revenue Code of 1986, including lowering the maximum federal corporate rate from 35% to 21% and imposing limitations on the use of net operating losses arising in taxable years ending after December 31, 2017.  This was the key contributor to the decrease in our effective rate from 40% in the 2017 Successor periods to 17% in each of the three and nine months ended September 30, 2018.  We anticipate earnings for fiscal year 2018, in part due to the termination and resetting of our hedge positions in May 2018. These earnings consequently allow for the release of our valuation allowance, described below, resulting in an effective tax rate less than the maximum federal and applicable state tax rate for the nine months ended September 30, 2018. There were no current income taxes during the nine months ended September 30, 2018.
Our accounting for the U.S. Tax Reform Act is incomplete. As noted at year-end, however, we were able to reasonably estimate certain effects and, therefore, recorded provisional adjustments to income tax expense for the revaluation of deferred tax assets and liabilities from 35% to 21% associated with the reduction in the U.S. corporate income tax rate, and for a valuation allowance on certain deferred tax assets impacted by the Act. We have not revised any of the 2017 provisional estimates. Any subsequent adjustments to these amounts will be recorded to income tax expense in the fourth quarter of 2018 after analysis of the filed 2017 income tax return is complete.